                                                                    EXHIBIT 99.1



                              TREEHOUSE APARTMENTS

                              STATEMENT OF REVENUES
                          AND DIRECT OPERATING EXPENSES
                          YEAR ENDED NOVEMBER 30, 1996

                          Independent Auditors' Report



To the Board of Trustees
Transcontinental Realty Investors, Inc.

We have audited the accompanying statement of revenues and direct operating expenses of Treehouse Apartments for the year ended November 30, 1996. This statement of revenues and direct operating expenses is the responsibility of the Property's management. Our responsibility is to express an opinion on this statement of revenues and direct operating expenses based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of revenues and direct operating expenses is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement of revenues and direct operating expenses. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall statement of revenues and direct operating expenses presentation. We believe that our audit provides a reasonable basis for our opinion.

The accompanying financial statement is prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission (for inclusion in Form 8-K of Transcontinental Realty Investors, Inc.) and, as described in Note 1, is not intended to be a complete presentation of the results of operations.

In our opinion, the statement of revenues and direct operating expenses referred to above presents fairly, in all material respects, the revenues and direct operating expenses of Treehouse Apartments for the year ended November 30, 1996, in conformity with generally accepted accounting principles.




                                            Farmer, Fuqua, Hunt & Munselle, P.C.

Dallas, Texas
April 10, 1997

                              TREEHOUSE APARTMENTS
                              STATEMENT OF REVENUES
                          AND DIRECT OPERATING EXPENSES
                          Year Ended November 30, 1996



REVENUES
         Net rental revenues                         $937,480
         Other revenues                                44,420
                                                     --------

               Total revenues                         981,900

DIRECT OPERATING EXPENSES
         Repairs and maintenance                      237,458
         Utilities                                    142,140
         Salaries and benefits                        112,019
         Property taxes                                63,952
         Insurance                                     22,752
                                                     --------

               Total direct operating expenses        578,321
                                                     --------

REVENUES IN EXCESS OF DIRECT OPERATING EXPENSES      $403,579
                                                     ========




         The accompanying notes are an integral part of this statement.

                              TREEHOUSE APARTMENTS
                         NOTES TO STATEMENT OF REVENUES
                          AND DIRECT OPERATING EXPENSES
                                November 30, 1996


NOTE 1:  ORGANIZATION AND BASIS OF PRESENTATION

         The Treehouse Apartments is a 160-unit apartment complex located in Irving, Texas. During 1996, the property was owned by Lennar Treehouse Limited Partnership.

         The accompanying financial statement does not include a provision for depreciation and amortization, bad debt expense, interest expense or income taxes. Accordingly, this statement is not intended to be a complete presentation of the results of operations.

NOTE 2:  ACCOUNTING ESTIMATES

         The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

NOTE 3:  OTHER REVENUES

         Other revenues consist of the following:


               Late and NSF charges                        $18,450
               Vending and cleaning revenue                 13,210
               Miscellaneous                                12,760
                                                           -------

                                                           $44,420
                                                           =======


NOTE 4:  SUBSEQUENT EVENT

         The property was sold to Transcontinental Realty Investors, Inc., a Nevada corporation, on May 1, 1997.